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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


           Pursuant to Section 13 or 15(d) of The Securities Exchange
                                  Act of 1934.


                                 October 6, 2000
                              --------------------
                                 Date of Report
                        (Date of earliest event reported)

                                NIGHTINGALE, INC.
             (Exact name of Registrant as specified in its charter)


           Utah                   33-23429-D                   87-044988-8
          ------              -------------------           ----------------
         State of             Commission File No.             IRS Employer
       Incorporation                                       Identification No.


                              2232 Eastwood Blvd.
                               Ogden, Utah 84403
                  ------------------------------------------
                   (Address of principal executive offices)


                                (801) 479-0742
                         -----------------------------
                        (Registrant's telephone number)


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Item 5.  Other Events

General

      Nightingale, Inc. (the 'Company") was formed for the purpose of investing in any and all types of assets, properties and businesses. On September 28, 1988, the United States Securities and Exchange Commission granted effectiveness to a Registration Statement on Form S-18, filed by the Company. The Registration Statement was for an offering of 2,000,000 Units of Common Stock and Warrants at $.10 per Unit. Each Unit consisted of one share of Common Stock, one Class "A" Common Stock Purchase Warrant and one Class "B" Common Stock Purchase Warrant. The offering was a "blind pool" or "blank check" offering.

      The offering was closed on October 6, 1989. All 2,000,000 Units offered were subscribed for and a total of $200,000 was deposited into the Company's Escrow Account. The offering was registered for sale in the State of Utah and therefore, the Company was and is required to comply with Rule 164-11-1 as promulgated by the Utah Securities Division. Rule 164-11-1 is applicable to blank check offerings. The Company's offering was not subject to Rule 419 as promulgated under the Securities Act of 1933, as amended, (the SEC's blank check rule) because the Company's offering registration statement was filed and declared effective prior to the time Rule 419 was adopted. Utah Rule 164-11-1 prohibits the issuance of shares, the secondary trading of the Company's securities and the expenditure of more than 20 percent of the net offering proceeds without first giving subscribers a rescission offering in connection with an acquisition.

      Since the close of its offering, the Company has been attempting to locate potential business acquisitions ("Potential Business Acquisitions") from investors, promoters, finders, entrepreneurs or others. A Potential Business Acquisition may be a concept which has not yet been placed in commercial operation, which has recently commenced operations and is in need of additional funds for expansion into new products or markets, or an established business which may be experiencing financial or operating difficulties and is in need of the limited additional capital the Company could provide. The Company is not currently a party to any binding agreement to acquire or merge with any company. The Company's management is continuing to seek suitable acquisition candidates. However, there can be no assurance that an acquisition or merger will be effected.

Rule 164-11-1 As Promulgated by the Utah Securities Division

      As stated above, the Company's offer was not subject to SEC Rule inasmuch as Rule 419 had not been adopted at the time the Company registration statement was declared effective. The offering was registered for sale in the State of Utah. Therefore, the offering and the Company were subject to Rule 164-11-1 as promulgated by the Utah Securities Division. Rule 164-11-1 is applicable to offerings in which eighty percent (80%) or more of the net offering proceeds are not specifically allocated. Following the close of offerings subject to Rule 164-11-1, a company subject to the Rule is required to maintain a minimum of eighty percent (80%) of the net offering proceeds in an escrow account until such time as it can specifically allocate the use of proceeds.

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      At the  time  that  the  additional  documentation  concerning  the use of proceeds is filed with the Securities Division, Rule 164-11-1 requires that investors in the offering be given no less than twenty (20) days to ratify or rescind his or her investment.

      Rule 164-11-1 also prohibits the issuance of securities, the delivery of stock certificates or the secondary trading of the Company's stock until the offering proceeds have been released to the Company subsequent to the rescission offering.

      The Company received a total of $200,000 from the sale of Units of its securities in its public offering. Nightingale deposited 80% of the net offering proceeds, or $140,000, in an escrow account pending compliance with Utah Rule 164-11-1. As of June 30, 2000 (the date of the last 10-QSB of Nightingale, a total of $239,476 was held in the Rule 164-11-1 Escrow Account.

Financial Position of Nightingale

      The Company Nightingale has cash in its escrow account of approximately $239,476. It has essentially no other cash or other assets. In order to fund its audits, financial statement reviews, legal fees and other costs and expenses related to its operations, The Company has been required to obtain loans from its management in the current amount of approximately $235,746. In order for Nightingale to continue paying professional fees and paying the costs related to seeking and reviewing potential acquisitions, it must continue to obtain loans from management and others. There can be no assurance that additional loans will be available. The requirement for continued loans has worked a hardship on management.

Practical Difficulties with Rule 164-11-1

      The rescission process is seen by potential acquisition targets as a serious impediment to completing an acquisition transaction with the Company. Rule 164-11-1 is viewed as:

o    significantly increasing the time required to complete an acquisition;

o significantly increasing the legal fees and other costs of completing an acquisition; and

o    adding great uncertainty to the acquisition process.

      The Company has had numerous discussions with legitimate and substantive acquisition targets during the last 10 years. On each occasion, once the principals and counsel for the target company have become fully aware of the time commitments and costs of complying with Rule 164- 11-1, they have elected to terminate further discussions.

      The public investors of the Company are not  shareholders  they are merely
subscribers.   They  have  no  statutory  rights  to  vote  at  any  meeting  of shareholders including meetings held solely to elect

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directors.  The public  investors  have had their funds tied up for 10 years and have had no ability to liquidate their investment including a post acquisition liquidation in a market transaction.

      The Company received a total of $200,000 from the sale of Units of its securities in its public offering. The Company deposited 80% of the net offering proceeds, or $140,000, in an escrow account pending compliance with Utah Rule 164-11-1. As of December 31, 1999, a total of $222,322 was held in the Rule 164-11-1 Escrow Account.

Request for waiver from the Utah Securities Division

      On July 31, 2000, counsel for the Company sent a letter to the Utah Securities Division requesting a waiver of Rule 164-11-1 so far as it relates to the Company. In lieu of complying with Rule 164-11-1, the Company suggested that it take the following action:

o The Company would immediately file a Form 8-K with the SEC describing the course of action set forth below.

o The Company would as soon as possible offer a rescission to each of its public investors. Inasmuch as there are only 41 investors, a number of which are accredited investors, the rescission offer would be made in compliance with SEC Rule 506 or Section 4(2) of the Securities Act of 1933, as amended, as a non-public offering. There are sufficient funds in the Rule 164-11-1 escrow account to provide a full rescission of the principal amount invested by the public investors. A Private Rescission Offering Memorandum would be distributed to each public investor describing the rescission.

o Any investor electing to rescind would be immediately repaid his or her investment and would thereafter have no interest in the Company.

o Any investor electing not to rescind would be issued shares of the Company common stock and would have no subsequent rights to rescind.

o After the rescission is completed, all funds held in the escrow account, after the payment of funds to rescinding investors, will be delivered to the Company for its use for general corporate purposes.

o At such time as the Company locates an acquisition transaction, it will prepare and distribute to its stockholders a proxy statement describing the acquisition transaction. Although the Company is not subject to the SEC Proxy Rules, it would substantially utilize the disclosure requirements of the Proxy Rules in connection with such proxy statement


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o    Regardless  of the  structure  of the  acquisition,  each of the  Company's stockholders would be granted dissenting stockholder appraisal rights as provided for in the Utah Revised Business Corporations Act, provided however, the amount to be paid to dissenting shareholders would not be less than the amount invested by such dissenting shareholders. Accordingly, public investors would have two opportunities to receive back their investment.

o Management of the Company would vote their shares for or against an acquisition proposal in the same ratio as non-management shares are voted. This would allow the public shareholders to determine whether a particular acquisition is affected.

o Prior to the completion of an acquisition, no public market for the Company common stock would be developed through the efforts of the Company or its management.

o The Company would, prior to the completion of an acquisition, continue to file reports with the SEC pursuant to Section 15(d) of the Securities Exchange Act, as amended.

Waiver of Rule 164-11-1

      On September 13, 2000, the Utah Securities Division's Director of Registration, Joel Nelson, sent a letter to the Company's counsel which notified the Company that the Utah Securities Division would waive compliance with Rule 164-11-1 "provided that you take the proposed action for the protection of investors as stated in you letter dated July 31, 2000."

      The Company will proceed with action described above.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 5, 2000

                                    NIGHTINGALE, INC.



                                    By:/s/ William Grilz
                                   ----------------------------
                                    William Grilz, President

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